Exhibit 10.24.1

FIRST AMENDMENT TO LEASE AGREEMENT

DATED AS OF NOVEMBER 30, 2012

EFFECTIVE AS OF JANUARY 1, 2012

BY AND BETWEEN

ESA CANADA ADMINISTRATOR L.L.C.

AS LANDLORD,

ESA CANADA PROPERTIES TRUST

AS BENEFICIAL OWNER,

AND

ESA CANADA OPERATING LESSEE INC.

AS TENANT

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of November 30, 2012, is be effective as of January 1, 2012 (the “Effective Date”) by and between ESA CANADA ADMINISTRATOR L.L.C., a Delaware limited liability company (“Landlord”), in its capacity as registered owner of the Land and administrator of Beneficial Owner, ESA CANADA PROPERTIES TRUST, a Delaware statutory trust (“Beneficial Owner”), and ESA CANADA OPERATING LESSEE INC., an Ontario corporation (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of October 8, 2010 (the “Original Lease Agreement”) pursuant to which Landlord has agreed to lease the Leased Property (as defined in the Original Lease Agreement) to Tenant and Tenant has agreed to lease the Leased Property from Landlord, all subject to and upon the terms and conditions set forth in the Original Lease Agreement;

WHEREAS, the terms of the Original Lease Agreement were based on a financial model and were intended to represent an arm’s length payment between Tenant and Landlord;

WHEREAS, it was discovered that the financial model contained an error that resulted in a greater lease payment than the parties otherwise intended;

WHEREAS, by this amendment the parties seek to revise the terms of the Original Lease Agreement to reflect arm’s length terms, consistent with the financial model, as corrected;

WHEREAS, Landlord and Tenant have agreed to confirm certain restrictions on future amendments of the Original Lease Agreement; and

WHEREAS, Landlord and Tenant wish to amend and modify the Original Lease Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

1. Minimum Rent. Effective as of the Effective Date, Exhibit A (“Land; Minimum Rent; Minimum Rent Allocations”) of the Original Lease Agreement is hereby deleted in its entirety and replaced with Exhibit A annexed to this Amendment.

2. Percentage Rent. Effective as of the Effective Date, Exhibit C (“Provisions Relating to Percentage Rent”) of the Original Lease Agreement is hereby deleted in its entirety and replaced with Exhibit C annexed to this Amendment.

3. Waiver of Unpaid Rent. All Rent (as defined in the Original Lease Agreement) due and payable under the Original Lease Agreement for any periods prior to the Effective Date which has not been paid by Tenant on or prior to the date of this Amendment is hereby waived in its entirety and shall no longer be due and payable under the Original Lease Agreement, as amended by this Amendment. Landlord and Tenant acknowledge and agree that the amount of Rent being forgiven in accordance with this Section 3 is C$3,644,884.29. Nothing contained herein shall be deemed to either (a) require Landlord to refund any payments of Rent made by Tenant under the Original Lease Agreement or (b) relieve Tenant from any obligation to pay Rent under the Original Lease Agreement for periods from and after the Effective Date.

4. Lender; Future Amendments of Lease. Effective as of the date of this Amendment,

(a) The definition of “Lender” in Article 1 of the Original Lease Agreement is hereby deleted in its entirety and replaced with the following:

“Lender” means, collectively, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, BANK OF AMERICA, N.A., a national banking association and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, and any successor lender by way of refinance or assignment, and such other lender, or lenders, as may be designated by Landlord from time to time, and its, or their, successors and assigns.”

(b) Landlord and Tenant hereby agree that so long as the Loan made by Lender on or about the date hereof is outstanding, the Original Lease Agreement (as amended by this Amendment) shall not be modified, altered or amended without the prior consent of Lender, to the extent that such consent is required under the Loan Agreement, and any such amendment shall be null and void.

(c) This Amendment does not create any rights, claims or benefits inuring to any person that is not a party hereto; except that, so long as the Loan made on or about the date hereof shall be outstanding, each Lender shall be a third party beneficiary of Section 4 of this Amendment.

5. Ratification. All provisions of the Original Lease Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Lease Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Lease Agreement, as amended by this Amendment.

6. Applicable Law. This Amendment shall be construed under, and governed in accordance with, the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies under the Original Lease Agreement, as modified by this Amendment, shall be governed by the laws of each of the respective jurisdictions where the Leased Property is located to the extent necessary for the validity and enforcement thereof.

7. Successors Bound. This Amendment shall be binding upon and inure to the benefit of Landlord, Beneficial Owner and Tenant and their respect successors and assigns.

8. Counterparts; Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Amendment are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

9. Beneficial Owner Ratification. Beneficial Owner ratifies and confirms that it has irrevocably authorized and directed Landlord to execute and deliver this Amendment and that such authorization and direction shall constitute Beneficial Owner’s giving of full and sufficient authority to Landlord for Landlord to execute and deliver this Amendment. Landlord and Beneficial Owner acknowledge that Tenant is relying on such authorization and direction and that Tenant shall not be obliged to look further into the terms of the trust between Landlord and Beneficial Owner

10. Incorporation of Recitals. The recitals set forth in the preamble of this Amendment are hereby incorporated into this Amendment as if fully set forth herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date above first written.

LANDLORD

ESA CANADA ADMINISTRATOR L.L.C

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Authorized Signatory

TENANT

ESA CANADA OPERATING LESSEE INC.

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Authorized Signatory

BENEFICIAL OWNER

ESA CANADA PROPERTIES TRUST

By:	/s/ William D. Rahm
Name:
Title:

FIRST AMENDMENT TO OPERATING LEASE (CANADA)